Exhibit 10.1
This SIXTH AMENDMENT AND RESTATEMENT AGREEMENT is dated as of July 29, 2009 (this “Sixth Amendment”) and is made in reference to the Amended and Restated Credit Agreement, dated as of July 1, 2004 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”), among PIKE ELECTRIC CORPORATION, a Delaware corporation (“Parent”), PIKE ELECTRIC, INC., a North Carolina corporation (“OpCo”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), J.P. MORGAN SECURITIES INC., as syndication agent, FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, as documentation agent, and BARCLAYS BANK PLC, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). All capitalized terms used herein that are defined in the Credit Agreement and that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, Parent and OpCo have requested that (a) the Lenders agree to amend the Credit Agreement to modify certain terms and conditions of the Credit Agreement and (b) the Credit Agreement be amended and restated in the form attached to this Sixth Amendment; and
WHEREAS, subject to the terms and conditions set forth below, the Required Lenders have agreed to such amendments and the amendment and restatement of the Credit Agreement solely on the terms and conditions set forth in this Sixth Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:
SECTION 1. AMENDMENT AND RESTATEMENT OF THE CREDIT AGREEMENT
OpCo, Parent and the Required Lenders hereby agree that the Credit Agreement shall be automatically amended and restated in its entirety effective as of the Sixth Amendment Effective Date (as defined below) in the form set forth in Exhibit A (after giving effect to this Sixth Amendment, the “Second Amended and Restated Credit Agreement”).
SECTION 2. CONDITIONS PRECEDENT
This Sixth Amendment shall become effective upon the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Sixth Amendment Effective Date”):
2.1. Execution. The Administrative Agent shall have received counterparts of this Sixth Amendment duly executed by Parent, OpCo and the Required Lenders.
2.2. Fees and Expenses. The Administrative Agent shall have received (a) an amendment fee, for the account of each Lender that consents to this Sixth Amendment by executing and delivering this Sixth Amendment to the Administrative Agent appropriately completed on or prior to July 27, 2009, in an amount equal to 0.25% of the sum of (1) such Lender’s Revolving Commitment, if any, and, without duplication, Revolving Extensions of Credit, if any, and (2) the outstanding principal amount of such Lender’s Term Loans under the Second Amended and Restated Credit Agreement and (b) an extension fee, for the account of each Lender under the Revolving Facility that extends its Revolving Commitment to July 1, 2012 by executing and delivering this Sixth Amendment to the Administrative Agent appropriately completed on or prior to July 27, 2009, in an amount equal to 1.00% of the sum of such Lender’s Revolving Commitment and, without duplication, Revolving Extensions of Credit.

2.3. Opinions of Counsel. The Administrative Agent and its counsel shall have received originally executed copies of a written legal opinion of K&L Gates LLP, counsel to Parent, OpCo and the other Credit Parties, dated as of the Sixth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent (and Parent, OpCo and each other Credit Party hereby instructs K&L Gates LLP to deliver such opinions to the Administrative Agent).
2.4. Consents and Approvals. All material governmental and third party approvals necessary in connection with this Sixth Amendment, the continuing operations of Parent, Opco and their Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on this Sixth Amendment that the Arrangers reasonably deem to be material.
2.5. Restated Guarantee. The Administrative Agent shall have received counterparts of the Second Amended and Restated Guarantee Agreement duly executed by the Guarantors.
2.6. Litigation, etc. On the Sixth Amendment Effective Date, there shall be no actions, suits or proceedings pending or, to the knowledge of Parent or OpCo, threatened in writing against any Credit Party with respect to this Sixth Amendment or any other Credit Document or the transactions contemplated hereby or thereby which could be reasonably expected to have a Material Adverse Effect.
2.7. Other Documents. The Administrative Agents and the Required Lenders shall have received such other documents, information or agreements regarding the Credit Parties as the Administrative Agent may reasonably request.
SECTION 3. REPRESENTATIONS AND WARRANTIES.
To induce the Administrative Agent and the Required Lenders to enter into this Sixth Amendment, each of Parent and OpCo hereby represents and warrants to the Administrative Agent and the Lenders that (before and after giving effect to this Sixth Amendment):
3.1. Corporate Power and Authority. Each Credit Party has the corporate power and authority, and the legal right, to make and deliver this Sixth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Second Amended and Restated Credit Agreement and the other Credit Documents to which it is a party.
3.2. Authorization of Agreements. Each Credit Party has taken all necessary corporate or other action to authorize the execution and delivery of this Sixth Amendment and the performance of the Second Amended and Restated Credit Agreement and the other Credit Documents to which it is a party.
3.3. Incorporation of Representations and Warranties from Credit Documents. Each of the representations and warranties made by any Credit Party herein or in or pursuant to the Credit Documents is true and correct in all material respects on and as of the Sixth Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date).

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3.4. Performance of Agreements and Conditions. Parent, OpCo and the other Credit Parties have performed in all material respects all agreements and satisfied all conditions which this Sixth Amendment and the other Credit Documents provide shall be performed or satisfied by Parent, OpCo or the other Credit Parties on or before the Sixth Amendment Effective Date.
3.5. Absence of Default. After giving effect to this Sixth Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Sixth Amendment.
SECTION 4. MISCELLANEOUS.
4.1. Counterparts. This Sixth Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Sixth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.
4.2. Expenses. OpCo agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of pocket costs and expenses in connection with the negotiation, preparation, execution and delivery of this Sixth Amendment, including, without limitation, the reasonable fees and expenses of Latham & Watkins LLP.
4.3. Continuing Effect. Except as expressly amended hereby, the Credit Agreement and the other Credit Documents shall continue to be and shall remain in full force and effect in accordance with their terms. This Sixth Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement or the other Credit Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of OpCo or of Parent that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the “Credit Agreement” in the Credit Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Sixth Amendment.
4.4. GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.5. Miscellaneous. On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Second Amended and Restated Credit Agreement.

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IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

PIKE ELECTRIC CORPORATION
By:	/s/ Anthony K. Slater
	Name:	Anthony K. Slater
	Title:	Chief Financial Officer
PIKE ELECTRIC, INC.
By:	/s/ Anthony K. Slater
	Name:	Anthony K. Slater
	Title:	Chief Financial Officer

BARCLAYS BANK PLC, as Administrative Agent
By:	/s/ David Barton
	Name:	David Barton
	Title:	Director

EXHIBIT A
[SEE EXHIBIT 10.2]

A-1